                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 1997



                                ENVOY CORPORATION
             (Exact name of registrant as specified in its charter)



                  Tennessee                                0-25062                62-1575729
(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                                              Identification No.)


15 Century Boulevard, Suite 600, Nashville, TN                   37214
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets


      On August 7, 1997, ENVOY Corporation ("ENVOY") completed the acquisition of all of the outstanding capital stock of Healthcare Data Interchange Corporation ("HDIC") pursuant to that certain Stock Purchase Agreement, dated June 14, 1997 (the "Purchase Agreement"), by and between ENVOY and Advent Investments, Inc. ("Advent"), a wholly controlled subsidiary of Aetna U.S. Healthcare Inc. ("AUSHC"). HDIC was the electronic data interchange ("EDI") health care provider subsidiary of AUSHC and currently manages all healthcare EDI processing between AUSHC and its participating network physicians, dentists and hospitals. The purchase price for the shares of HDIC, which was approximately $36.4 million, was funded through the Company's available cash. In connection with the acquisition, AUSHC guaranteed the obligations of Advent. In addition, ENVOY and AUSHC simultaneously entered into a long-term services agreement under which AUSHC agreed to use ENVOY as its single source clearinghouse and EDI network for all AUSHC health care EDI transactions. A copy of the joint press release, dated August 7, 1997, announcing the completion of the transaction is included as Exhibit 99.1 to this report.

      The terms and conditions of the acquisition are more fully described in the Purchase Agreement, a copy of which is included as Exhibit 2.1 to this report and is incorporated by reference herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


  (a) Financial Statements of Business Acquired

      The following financial statements of HDIC are contained on pages 4 to 10 of this report:


      Report of Independent Auditors

      Combined Balance Sheets as of December
      31, 1996 and 1995

      Combined Statements of Operations for the
      years ended December 31, 1996, 1995 and
      1994

      Combined Statements of Shareholders'
      Deficit at December 31, 1996, 1995, 1994
      and 1993

      Combined Statements of Cash Flows for
      the years ended December 31, 1996, 1995
      and 1994

      Notes to Combined Financial Statements

  (b) The pro forma financial information required by Item 7(b) is not being filed at this time. ENVOY anticipates filing this information in an amendment to this Form 8-K as soon as practicable, but in no event later than 60 days from the date hereof.

  (c) Exhibits:

      2.1 Stock Purchase Agreement, dated June 14, 1997, by and between ENVOY Corporation, and Advent Investments, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed June 23, 1997)

      99.1 Joint Press Release, August 7, 1997, issued by ENVOY Corporation and Aetna U.S. Healthcare Inc.

                         Report of Independent Auditors


Board of Directors and Shareholder
of Healthcare Data Interchange Corporation

We have audited the accompanying combined balance sheets of Healthcare Data Interchange Corporation and Aetna Data Interchange (the electronic interchange business of Aetna Inc.) as of December 31, 1996 and 1995, as described in Note 1, and the related combined statements of operations, shareholder's deficit, and cash flows for the three years in the period ended December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Healthcare Data Interchange Corporation and Aetna Data Interchange at December 31, 1996 and 1995 and the combined results of their operations and their cash flows for the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

July 31, 1997
Philadelphia, Pennsylvania

                     Healthcare Data Interchange Corporation

                             Combined Balance Sheets



                                                         DECEMBER 31
                                                    1996             1995
                                               -----------------------------
ASSETS
Current assets:
   Cash                                        $     11,492     $     12,125
   Short-term investments                                --          535,250
   Other                                             75,000            7,412
                                               -----------------------------
Total current assets                                 86,492          554,787

Equipment                                           169,000           94,000
Less accumulated depreciation                        66,498           22,666
                                               -----------------------------
                                                    102,502           71,334
Other                                                    --          201,457
                                               -----------------------------
Total assets                                   $    188,994     $    827,578
                                               =============================

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
   Intercompany payable                        $ 22,377,182     $ 10,898,840
                                               -----------------------------
Total current liabilities                        22,377,182       10,898,840

Shareholder's deficit:
   Common stock                                           3                3
   Class B common stock                                   1                1
   Additional paid-in capital                       222,496          222,496
   Retained deficit                             (22,410,688)     (10,293,762)
                                               -----------------------------
Total shareholder's deficit                     (22,188,188)     (10,071,262)
                                               -----------------------------
Total liabilities and shareholder's deficit    $    188,994     $    827,578
                                               =============================

See accompanying notes.

                     Healthcare Data Interchange Corporation

                        Combined Statements of Operations



                                              YEAR ENDED DECEMBER 31
                                      1996             1995             1994
                                 ----------------------------------------------
Revenues (Note 1)                $         --     $         --     $         --
Operating costs and expenses:
   Personnel costs                  4,835,681        5,837,557        2,753,751
   Vendor fees                     11,818,465        1,768,866          381,719
   Depreciation                        43,832           18,832            3,834
   General and administrative       1,228,991        1,542,541           40,549
                                 ----------------------------------------------
Operating loss                    (17,926,969)      (9,167,796)      (3,179,853)

Other income (expense):
   Interest income                     14,546           23,299           43,261
   Intercompany interest
     expense                         (630,000)        (345,000)        (135,000)
   Other                              (99,503)             776            1,299
                                 ----------------------------------------------
                                     (714,957)        (320,925)         (90,440)

Loss before income taxes          (18,641,926)      (9,488,721)      (3,270,293)

Benefit for income taxes            6,525,000        3,321,000        1,145,000
                                 ----------------------------------------------
Net loss                         $(12,116,926)    $ (6,167,721)    $ (2,125,293)
                                 ==============================================

See accompanying notes.

                     Healthcare Data Interchange Corporation

                  Combined Statements of Shareholder's Deficit




                                                                                ADDITIONAL                         TOTAL
                                     COMMON STOCK       CLASS B COMMON STOCK      PAID-IN       RETAINED       SHAREHOLDER'S
                                 SHARES       AMOUNT     SHARES       AMOUNT      CAPITAL        DEFICIT          DEFICIT
                                 -------------------------------------------------------------------------------------------
Balance at December 31, 1993       300          $ 3        100          $ 1      $222,496     $ (2,000,748)    $ (1,778,248)
   Net loss                         --           --         --           --            --       (2,125,293)      (2,125,293)
                                 -------------------------------------------------------------------------------------------
Balance at December 31, 1994       300            3        100            1       222,496       (4,126,041)      (3,903,541)
   Net loss                         --           --         --           --            --       (6,167,721)      (6,167,721)
                                 -------------------------------------------------------------------------------------------
Balance at December 31, 1995       300            3        100            1       222,496      (10,293,762)     (10,071,262)
   Net loss                         --           --         --           --            --      (12,116,926)     (12,116,926)
                                 -------------------------------------------------------------------------------------------
Balance at December 31, 1996       300          $ 3        100          $ 1      $222,496     $(22,410,688)    $(22,188,188)
                                 ===========================================================================================

See accompanying notes.

                     Healthcare Data Interchange Corporation

                        Combined Statements of Cash Flows



                                                         YEAR ENDED DECEMBER 31
                                                 1996             1995             1994
                                            ----------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                    $(12,116,926)    $ (6,167,721)    $ (2,125,293)
Adjustments to reconcile net loss to net
   cash (used in) provided by operating
   activities:
     Depreciation                                 43,832           18,832            3,834
     Change in assets and liabilities:
       Increase in intercompany
         payable                              11,478,342        6,227,973        2,457,729
       Other                                     133,869             (338)          (2,705)
                                            ----------------------------------------------
Net cash (used in) provided by operating
   activities                                   (460,883)          78,746          333,565

INVESTMENT ACTIVITIES
Net decrease (increase) in short-term
   investments                                   535,250           (4,554)        (314,132)
Purchase of equipment                            (75,000)         (75,000)         (19,000)
                                            ----------------------------------------------
Net cash provided by (used in) investing
   activities                                    460,250          (79,554)        (333,132)
                                            ----------------------------------------------
Net (decrease) increase in cash                     (633)            (808)             433
Cash at beginning of year                         12,125           12,933           12,500
                                            ==============================================
Cash at end of year                         $     11,492     $     12,125     $     12,933
                                            ==============================================

See accompanying notes.

                     Healthcare Data Interchange Corporation

                     Combined Notes to Financial Statements

                     Years ended December 31, 1996 and 1995

1. ORGANIZATION AND BASIS OF PRESENTATION

These combined financial statements include the accounts of Healthcare Data Interchange Corporation ("HDIC") and Aetna Data Interchange ("ADI") as defined below. U.S. Healthcare, Inc. and Aetna Life and Casualty Company, Inc. merged as of July 19, 1996, forming Aetna Inc., a new parent company. HDIC was incorporated in 1992 as a wholly-owned subsidiary of U.S. Healthcare, Inc. During 1995 Aetna Life and Casualty Company, Inc. began an electronic data interchange division, Aetna Data Interchange (ADI). The principal activity of HDIC and ADI is to provide electronic data interchange services to their parent companies.

The accompanying financial statements include the direct expenses of HDIC and ADI required to provide electronic data interchange services to U.S. Healthcare, Inc. and Aetna Life and Casualty Company, Inc., respectively. The operations of the combined business have been accounted for as a cost center; accordingly, the accompanying financials do not include any revenue for the electronic services provided.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SHORT-TERM INVESTMENTS

Short-term investments include investments in United States Treasury Securities and certificates of deposit. Carrying value of the investments approximated fair value.

EQUIPMENT

Equipment is recorded at cost. Depreciation is provided over the estimated lives of the respective assets on the straight-line basis principally over five years.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                     Healthcare Data Interchange Corporation

3. INTERCOMPANY PAYABLE

Intercompany payable amounts are owed to parent entities for amounts paid on behalf of the subsidiaries and expenses allocated to the subsidiaries for services rendered, principally salaries and overhead. Intercompany interest is computed based upon U.S. Healthcare, Inc.'s average overnight repo return.

4. INCOME TAXES

HDIC and ADI are included in the consolidated federal income tax return of their respective parents. Individual current federal income tax provisions are generally computed as if the subsidiaries were filing separate federal tax returns; current income tax benefits, including those resulting from carrybacks, are recognized to the extent realized in the consolidated return. Amounts so computed are included in intercompany payable.

5. SUBSEQUENT EVENT

As of January 1, 1997, ADI was combined with U.S. Healthcare's HDIC subsidiary. On June 14, 1997, U.S. Healthcare entered into an agreement to sell HDIC to ENVOY Corporation for approximately $36.4 million. The agreement includes an exclusive contract for ENVOY Corporation to provide electronic data interchange services to Aetna Inc.'s health maintenance organizations for up to 10 years.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENVOY CORPORATION


Date: August 22, 1997                By:   /s/ Kevin M. McNamara
                                         -----------------------
                                         Kevin M. McNamara
                                         Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX



                                                                      Sequential
  No.                             Exhibit                                Page
-------    --------------------------------------------------------   ----------
  2.1      Stock Purchase Agreement, dated as June 14, 1997, by and       --
           between ENVOY Corporation, and Advent Investments,
           Inc. (incorporated by reference to Exhibit 2.1 of the
           Company's Current Report on Form 8-K filed June 23,
           1997)
 99.1      Joint Press Release, dated August 7, 1997, issued by           13
           ENVOY Corporation and Aetna U.S. Healthcare Inc.